As filed with the Securities and Exchange Commission on May 18, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 10, 2000
                                                           ------------


                               CAPITAL TRUST, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


Maryland                            1-14788                           94-6181186
--------------------------------------------------------------------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


605 Third Avenue, 26th Floor
New York, New York                                                      10016
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 655-0220
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)






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ITEM 5.   Other Events

        On May 10, 2000, pursuant to a modification agreement between the Company and the holders thereof, the terms of the $150 million aggregate liquidation 8.25% step up convertible trust preferred securities (the "Old Convertible Trust Preferred Securities") issued on July 28, 1998 by the Company's consolidated Delaware statutory business trust subsidiary, CT Convertible Trust I (the "Trust"), were modified and the co-investment agreement, dated as of July 28, 1998, to which the Company and such holders were parties was terminated as of March 8, 2000.

        The Old Convertible Trust Preferred Securities represented an undivided beneficial interest in the assets of the Trust that consisted solely of the Company's $154,650,000 aggregate principal amount 8.25% step up convertible junior subordinated debentures ("Old Convertible Debentures") that were concurrently issued and sold to the Trust on July 28, 1998.

        In connection with the modification, the outstanding Old Convertible Trust Preferred Securities were cancelled and new variable step up convertible trust preferred securities with an aggregate liquidation amount of $150,000,000 (the "New Convertible Trust Preferred Securities") were issued to the holders of the cancelled securities in exchange therefor, and the Old Convertible Debentures were cancelled and new 8.25% step up convertible junior subordinated debentures in the aggregate principal amount of $92,524,000 (the "New Convertible Debentures") and new 13.00% step up non-convertible junior subordinated debentures in the aggregate principal amount of $62,126,000 (the "New Non- Convertible Debentures" and together with the New Convertible Debentures, the "New Debentures") were issued to the Trust, as the holder of the cancelled bonds, in exchange therefor. The liquidation amount of the New Convertible Trust Preferred Securities is divided into $89,742,000 of convertible amount (the "Convertible Amount") and $60,258,000 of non-convertible amount (the "Non- Convertible Amount"), the distribution, redemption and, as applicable, conversion terms of which, mirror the interest, redemption and, as applicable, conversion terms of the New Convertible Debentures and the New Non-Convertible Debentures, respectively, held by the Trust.

        Distributions on the New Convertible Trust Preferred Securities are payable quarterly in arrears on each calendar quarter-end and correspond to the payments of interest made on the New Debentures, the sole assets of the Trust. Distributions are payable only to the extent payments are made in respect of the New Debentures. The New Convertible Trust Preferred Securities initially bear a blended coupon rate of 10.16% per annum which rate will vary if and as the proportion of outstanding Convertible Amount to the outstanding Non-Convertible Amount changes and will step up in accordance with the coupon rate step up terms applicable to the Convertible Amount and the Non-Convertible Amount.

        The Convertible Amount bears a coupon rate of 8.25% per annum through March 31, 2002 and increases on April 1, 2002 to the greater of (i) 10.00% per annum, increasing by 0.75% on October 1, 2004 and on each October 1 thereafter or (ii) a percentage per annum equal to the quarterly dividend paid on a common share multiplied by four and divided by $7.00. The Convertible Amount is convertible into shares of Class A Common Stock, in increments of $1,000 in liquidation amount, at a reduced conversion price of $7.00 per share. The total number of shares of Class A Common Stock issuable on conversion of the entire Convertable Amount is 12,820,272. The Convertible Amount is redeemable by the Company, in whole or in part, on or after September 30, 2004.


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        The Non-Convertible Amount bears a coupon rate of 13.00% per annum through September 30, 2004, increasing by 0.75% on October 1, 2004 and on each October 1 thereafter. The Non- Convertible Amount is redeemable by the Company, in whole or in part, at any time.

        The modification of the Old Convertible Trust Preferred Securities and termination of the co- investment agreement followed an agreement-in-principle with respect to the same that was entered into in connection with that certain venture agreement, dated as of March 8, 2000, among the Company and certain of its affiliates and certain affiliates of Citigroup Investments Inc., which was previously reported and described in the Company's Current Report on Form 8-K, dated March 8, 2000, as filed with the Securities and Exchange Commission on March 23, 2000.

        The modification and termination transactions were governed by the following documents, each of which is attached hereto as an exhibit and the full text of which is incorporated by reference herein:

               o Termination Agreement made as of March 8, 2000 between and among Capital Trust, Inc., Vornado Realty L.P., EOP Operating Limited Partnership and General Motors Investment Management Corporation as agent for and for the benefit of the Pension Plans (as defined therein).

               o Modification Agreement, dated as of May 10, 2000, by and among Capital Trust, Inc., John R. Klopp and Sheli Z. Rosenberg, as Regular Trustees for CT Convertible Trust I, Vornado Realty L.P., Vornado Realty Trust, EOP Operating Limited Partnership, Equity Office Properties Trust, and State Street Bank and Trust Company, as trustee for General Motors Employes Global Group Pension Trust.

               o Amended and Restated Indenture, dated as of May 10, 2000, between Capital Trust, Inc. and Wilmington Trust Company.

               o Amended and Restated Declaration of Trust, dated and effective as of May 10, 2000, by the Trustees (as defined therein), the Sponsor (as defined therein) and by the holders, from time to time, of undivided beneficial interests in the Trust.

               o Amended and Restated Preferred Securities Guarantee Agreement, dated as of May 10, 2000, by Capital Trust, Inc. and Wilmington Trust Company, as trustee, for the benefit of the Holders (as defined therein) from time to time of the Preferred Securities (as defined therein) of CT Convertible Trust I.

               o Guarantee Agreement, dated as of May 10, 2000, executed and delivered by Capital Trust, Inc., for the benefit of the Holders (as defined therein) from time to time of the Common Securities (as defined therein) of CT Convertible Trust I.



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ITEM 7.   Financial Statements, Supplemental Financial Information and Exhibits.

(c)     Exhibits.


10.1 Termination Agreement made as of March 8, 2000 between and among Capital Trust, Inc., Vornado Realty L.P., EOP Operating Limited Partnership and General Motors Investment Management Corporation as agent for and for the benefit of the Pension Plans (as defined therein).

10.2 Modification Agreement, dated as of May 10, 2000, by and among Capital Trust, Inc., John R. Klopp and Sheli Z. Rosenberg, as Regular Trustees for CT Convertible Trust I, Vornado Realty L.P., Vornado Realty Trust, EOP Operating Limited Partnership, Equity Office Properties Trust, and State Street Bank and Trust Company, as trustee for General Motors Employes Global Group Pension Trust.

10.3 Amended and Restated Indenture, dated as of May 10, 2000, between Capital Trust, Inc. and Wilmington Trust Company.

10.4 Amended and Restated Declaration of Trust, dated and effective as of May 10, 2000, by the Trustees (as defined therein), the Sponsor (as defined therein) and by the holders, from time to time, of undivided beneficial interests in the Trust.

10.5 Amended and Restated Preferred Securities Guarantee Agreement, dated as of May 10, 2000, by Capital Trust, Inc. and Wilmington Trust Company, as trustee, for the benefit of the Holders (as defined therein) from time to time of the Preferred Securities (as defined therein) of CT Convertible Trust I.

10.6 Guarantee Agreement, dated as of May 10, 2000, executed and delivered by Capital Trust, Inc., for the benefit of the Holders (as defined therein) from time to time of the Common Securities (as defined therein) of CT Convertible Trust I.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAPITAL  TRUST, INC.
                                              (Registrant)


Date: May 18, 2000                          By: /s/ Edward L. Shugrue III
                                                ------------------------------
                                                Name:  Edward L. Shugrue III
                                                Title: Chief Financial Officer






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